LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED NOVEMBER 30, 2017

TO THE SUMMARY PROSPECTUS, PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED MARCH 1, 2017, OF

CLEARBRIDGE VALUE TRUST

THE FOLLOWING CHANGES ARE EFFECTIVE AS OF DECEMBER 1, 2017:

The contractual management fee rate schedule for the fund is reduced for assets above $5 billion.

1)	The first paragraph in the section of the fund’s Prospectus titled “More on fund management – Management fee” is replaced with the following text:

The fund pays a management fee at an annual rate that decreases as assets increase, as follows: 0.700% of the first $1 billion of average net assets, 0.680% of the next $1 billion of average net assets, 0.650% of the next $3 billion of average net assets, 0.600% of the next $5 billion of average net assets and 0.550% of average net assets over $10 billion.

The following replaces the investment management fee schedule in the section of the fund’s Statement of Additional Information titled “Investment Manager/Administrator/Subadviser” in order to disclose reduced breakpoint levels:

For its services under the Management Agreement, LMPFA receives an investment management fee that is calculated daily and payable monthly according to the following schedule:

Average Daily Net Assets	Annual Investment Management Fee Rate (%)
First $1 billion	0.700
Next $1 billion	0.680
Next $3 billion	0.650
Next $5 billion	0.600
Over $10 billion	0.550

2)	The following disclosure amends and restates the second bullet point of the fourth paragraph of the section of the Prospectus titled “Share price” to address a change in the valuation of short-term fixed income securities that mature in 60 days or less:

•	The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies.

Please retain this supplement for future reference.

CBAX419741